AARON SPARKS INDUSTRIES CAMEROON S.A

Interim financial statements for the quarter ended June 30, 2018

2nd Floor, Nurses House, PC 43, Churchgate Street,
(formerly Afribank Street) Victoria Island, Lagos.
0803 333 8600, 0809 833 8600.
E-mail: olayinka_oyebola@hotmail.com
yinka@olayinkaoyebolaandco.com
www.olayinkaoyebolaandco.com

OLAYINKA OYEBOLA & CO.
Chartered Accountants

Report of Independent Registered Public Accounting Firm
To the shareholders and the board of directors of Aaron Sparks Industries Cameroon S.A

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of **AARON SPARKS INDUSTRIES CAMEROON S.A**, (the" Company") as of June 30,2018, the related statements of operations, changes in shareholders' equity and cash flows, for the period ended June 30, 2018,and the related notes collectively referred to as the" financial statements"

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2018, and the results of its operations and its cash flows for the period ended June 30, 2018, in conformity with U.S .generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB .Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

OLAYINKA OYEBOLA&CO.
(Chartered Accountants)

We have served as the Company's auditor since May 2018.
Lagos, Nigeria
September, 2018

AARON SPARKS INDUSTRIES CAMEROON S.A

BALANCE SHEET AS OF JUNE 30, 2018

	GROUP Unaudited 6 Month Period Ended June 30, 2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month period Ended June 30, 2018	THE COMPANY Audited Year Ended December 2017
Assets	$	$	$	$
Current Assets				
Cash & cash Equivalent	1,660,731	2,170,413	-	-
Trade Receivable & Prepayment	6,469,536	6,022,004	-	-
Inventory	29,932,838	31,642,143	-	-
	38,063,105	39,834,560	-	-
Non-Current Assets				
Fixed Assets	62,930,472	56,966,169	-	-
Deferred Charges	-	5,834,639	-	-
Financial Fixed Asset	1,417,144	1,793,250	-	-
	64,347,616	64,594,058	-	-
Total Assets	**102,410,721**	**104,428,618**	-	-
Liabilities and Stock holders Equities				
Current Liabilities				
Trade Payables & Accruals	26,516,825	35,965,510	-	-
Short term Financial Liabilities	27,937,516	22,398,462	-	-
	54,454,341	58,363,972		
Non Current Liabilities				
Long term Financial Liabilities	1,393,861	3,606,971		
Total Liabilities	55,848,202	61,970,943	-	-
Equities				
Common Stock.00166634924par value, 5,300,000,000 issued and authorized at 6/30/2018,.00166634924 par value, 5,300,000,000 issued and outstanding at 12/31/2017)	8,831,651	8,831,651	-	-
Investment ,Grant & Subsidies	2,199,171	2,187,453		
Revenue Reserve	34,899,062	30,856,368	-	-
Translation Reserve	632,635	582,203		
Total Equities	46,562,519	42,457,675	-	-
Total Liabilities and Stock holders Equity	**102,410,721**	**104,428,618**	-	-

AARON SPARKS INDUSTRIES CAMEROON S.A
STATEMENT OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2018

	GROUP	GROUP	GROUP	THE COMPANY	THE COMPANY
	Unaudited 6 Month Period Ended June 30,2018	**Audited 6 Month period Ended June 30, 2017**	**Audited Year Ended December 31,2017**	**Unaudited 6 Month period Ended June 30,2018**	**Audited Year Ended December 2017**
	$	$	$	$	$
Revenue	62,056,111	64,457,116	113,082,659	-	-
Cost of Sales	52,707,811	55,800,233	93,000,388	-	-
Gross Profit	**9,348,300**	**8,656,883**	**20,082,271**	-	-
Administrative Fees	3,275,647	-	5,975,289	-	-
Finance and other Charges	1,345,133	2,688,880	1,894,920	-	-
Other Revenue	7,926	928,511	-	-	-
Profit before Tax	4,735,446	5,039,492	12,212,062	-	-
Taxation Provision	858,083	1,329,894	4,029,980	-	-
Profit after Tax	**3,877,363**	**3,709,598**	**8,182,082**	-	-

AARON SPARK INDUSTRIES CAMEROON S.A
COMPREHENSIVE INCOME STATEMENT
FOR THE PERIOD ENDED JUNE 30, 2018

Net Income	3,877,363	-	8,182,082	-	-
Translation Adjustments	7,317,245	-	(2,722,865)	-	-
Total Comprehensive Income	**11,194,608**	-	**5,459,217**	-	-

AARON SPARKS INDUSTRIES CAMEROON S.A

STATEMENT OF CHANGES IN EQUITY

FOR THE PERIOD ENDED JUNE 30, 2018

		GROUP			
	Common Stock	**Investment , Grant and Subsidies**	**Retained Earnings**	**Translation Reserve**	**Total**
Changes in Equity December 31,2017	**$**	**$**	**$**	**$**	**$**
Balance as at 1/1/17	8,831,651	1,976,783	20,490,567	(324,428)	30,974,573
Translation Adjustments	582,203	210,670	2,183,719		2,976,592
Additions	-				-
Profit for the year	-	-	8,182,082		8,182,082
Transfer to Translation Reserve	(582,203)			906,631	324,428
Balanceasat12/31/17	**8,831,651**	**2,187,453**	**30,856,368**	**582,203**	**42,457,675**
	Common Stock	**Investment, Grant and Subsidies**	**Retained Earnings**	**Translation Reserve**	**Total**
Changes in Equity June 30 ,2018	**$**	**$**	**$**	**$**	**$**
Balance as at1/1/18	8,831,651	2,187,453	30,856,368	582,203	42,457,675
Translation Adjustments	632,635	11,718	165,302	-	809,655
Additions	-	-	-	-	-
Profit for the year	-	-	3,877,392	-	3,877,392
Transfer to Translation Reserve	(632,635)	-	-	50,432	(582,203)
Balance as at 6/30/18	**8,831,651**	**2,199,171**	**34,899,062**	**632,635**	**46,562,519**

AARON SPARKS INDUSTRIES CAMEROON S.A STATEMENT OF CASH FLOWFOR THE PERIOD ENDED JUNE 30, 2018

	GROUP Unaudited 6 Month Period Ended June 30, 2018	GROUP Audited Year Ended December 31 ,2017	THE COMPANY Unaudited 6 Month Period Ended June 30, 2018	THE COMPANY Audited Year Ended December 31, 2017
Cash flow from Operating Activities	$	$	$	$
Profit Before Tax	4,735,446	12,212,062	-	-
Depreciation	507,181	1,161,820	-	-
	5,242,627	13,373,882	-	-
Changes in Working Capital				
(Increase)/Decrease in inventory	1,709,305	(5,742,866)	-	-
(Increase)/Decrease in Receivables	(447,532)	714,089	-	-
Tax Paid	(858,053)	(4,029,980)		-
Increase/(Decrease) in Payables	(3,909,631)	30,443,193	-	-
Net cash flow from Operating Activities	1,736,716	34,758,318	-	-
Cash flow from Investing Activities				
Purchase of fixed Assets	(6,250)	(21,622,919)	-	-
Deferred charges	5,834,639	(1,063,577)	-	-
Financial Fixed Assets	376,108	-	-	-
	7,941,213	12,071,822	-	-
Cash flow from Financing Activities				
Increase/(Decrease) in Term Loan	(2,213,110)	(12,999,838)	-	-
Investment Grant & Subsidies	11,718	210,670	-	
Net increase in cash & cash equivalents	5,739,821	(717,346)	-	-
Cash and cash equivalents at the beginning of the year	2,170,413	3,485,852		
Translation Adjustments	(6,249,502)	(598,093)		
Cash and cash equivalents at the end of the year	1,660,732	2,170,413	-	-

Notes to Consolidated Financial Statements
June 30, 2018

1. Organization

AARON SPARKS INDUSTRIES CAMEROON S.A was incorporated in Cameroon on 29th June, 2018. The company is primarily located in the town of kekem with legal representative Mr. Emmanuel NEOSSI.

The company was established as an investment and holding company.

2. Summary of Significant Accounting Policies

Basis of Accounting

The company's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ('U.S GAAP') and are stated in U.S dollars.

Basis of consolidation

The group financial statements comprise the financial statements of AARON SPARKS INDUSTRIES CAMEROON S.A ('the company') and its subsidiaries ('the group') made up to 30 June 2018. The subsidiaries include Producam S.A and Neo Industry S.A

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Notes to Consolidated Financial Statements (Continued)
June 30, 2018

Depreciation and Amortization
Building, Office Equipment, Transport Equipment, Fixtures and Fittings and Motor Vehicles are depreciated on a straight-line basis over their useful lives at rates based on the category of the asset. All assets are reported in the balance sheet at Net Book Value.

Stock and WIP
The stock and work in progress represent value of merchandises goods for resale. Stock and work in process were physically verified to determine the values are presented fairly.

Cash and Cash Equivalents
At June 30, 2018 funds held at various commercial banks are detailed in Notes7 and 21 of the financial statements. Cash and cash equivalents includes deposits and short term highly liquid instruments. Amounts included are readily convertible to known amounts of cash and are subject to an insignificant risk of change in value.

Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods of between one day and three months, depending on the immediate cash requirements of the company and earn interest at the respective short-term deposit rates.

Trade Receivables
Trade receivables include Trade Receivables and Prepayments, advances to Suppliers' and amounts due from staff. The account receivable represents due from customer from the sales of goods or services rendered. No provision was made in the financial statement as of the balance sheet date for basis to determine allowance for doubtful debt as there is no history of accounts being written off for non-performance. Trade receivables are non-interest bearing.

Financial Liabilities
Financial liabilities consist of loans from banks and financial institutions. AARON SPARKS INDUSTRIES CAMEROON S.A engaged in these loans to finance work in progress and provide working capital. Financial Instruments

Financial Instruments
Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value.

Notes to Consolidated Financial Statements (Continued)
June 30, 2018

A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1 – applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 – applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or in frequent transactions (less active markets);or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 – applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities. The Company's financial instruments consist principally of cash, accounts payable and accrued liabilities, and amounts due to related parties. Pursuant to ASC 820, the fair value of our cash Are determined based on "Level1" inputs, which consist of quoted prices in active markets for identical assets we believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or duration.

Comprehensive Income
ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As of June 30, 2018, the Company has items that represent a comprehensive income due to translation adjustment and, therefore, has not included a schedule of comprehensive income in the financial statements.

Revenue Recognition
The Company recognizes revenues in accordance with FASB ASC Topic 605, "Revenue Recognition" ,and with the guidelines of the Securities and Exchange Commission("SEC") Staff Accounting Bulletin("SAB") No. 104 "Revenue Recognition".

Under SAB104, four conditions must be met before revenue can be recognized:

There Is persuasive evidence that an arrangement exists.

Delivery has occurred, or service has been rendered.

The price is fixed or determinable, and

Collection is reasonably assured.

Income Taxes
The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic740,"Income Taxes."Under this method, income tax expense is recognized for the amount of taxes payable or refundable for the current year and deferred tax consequences arising from temporary differences resulting from matters that have been recognized in an entity's financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition .The Company has no material uncertain tax positions for the reporting period presented.

The Company recorded $858,053 income tax expense for the Period Ended June 30, 2018.

Recent Accounting Pronouncements
The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Fixed Assets
Fixed Assets are presented at historical costless depreciation. Historical costs include expenditures directly attributable to the acquisition of the assets.

Subsequent costs are included in the asset's carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will be realized and the cost of the item can be measured reliably. All other repairs and maintenance are charged to profit or loss during the reporting period in which they are incurred.

Notes to Consolidated Financial Statements (Continued)
June 30, 2018

Depreciation is calculated using the straight-line method to allocate their cost, net of residual values, over the estimated useful lives as follows:

❖ Building	20years
❖ Office Equipment	10years
❖ Transport Equipment	5years
❖ Fixtures & Fittings	10years

The assets' residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

An asset's carrying amount is written down immediately to its recoverable amount if the asset's carrying amount is greater than its estimated recoverable amount. The recoverable amount is the higher of an asset's fair valueless costs of disposal.

Gains and losses on disposals are determined by comparing proceeds with carrying and disposal costs and are then included in profit or loss.

Intangible Assets
Separately acquired intellectual property is stated at historical cost less amortization. Amortization is calculated using the straight-line method to allocate costs over estimated useful lives of the asset and from the date that the assets are placed in service.
An asset's carrying amount is written down immediately to its recoverable amount if the asset's carrying amount is greater than its estimated recoverable amount. The recoverable amount is the higher of an asset's fair valueless costs of disposal.

Impairment of Long-lived Assets
The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives at the Balance Sheet date. The Company records an impairment or change in useful life whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed.

Note3: Common Stock

AARON SPARKS INDUSTRIES CAMEROON S.A common stock is 100% owns by Mr. Emmanuel NEOSSI. The authorized and issued 5,300,000,000shares of common stock have a par value of $0.00166634924 per share for an issued outstanding common stock amount of $8,831,651 at June 30, 2018.

Notes to Consolidated Financial Statements (Continued)
June 30, 2018

Note 4: Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, "Income Taxes."Under this method, income tax expense is recognized for the amount of:

i. Taxes payable or refundable for the current year and
ii. Deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity's financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, And transition. We have no material uncertain tax positions for the reporting period presented.

The company made no provision for deferred tax during the year. The Company accrued income tax expense below for the period ended June 30, 2018.

	GROUP	GROUP	THE COMPANY	THE COMPANY
Consolidated Profit	**Unaudited 6 Month Period Ended June 30 2018**	**Audited Year Ended December 31 2017**	**Unaudited 6 Month Period Ended June 30,2018**	**Audited Year Ended December 31,2017**
Current income tax:	**$**	**$**	**$**	**$**
Current income tax charge	(1,329,894)	(4,029,980)	-	-
Income tax expense reported in the statement of profit	(1,329,894)	(4,029,980)	-	-

Note5: Fixed Assets

GROUP

	Land	Building	Equipment	Transport Equipment	Fixtures & Fittings	Total
COST	$	$	$	$	$	$
Balance b/f	7,421,969	19,042,497	29,397,531	2,729,295	2,328,218	60,919,510
Translation Adjustments	39,760	2,660,895	3,758,662	14,621	12,474	6,486,412
Additions	-	6,250		-	-	6,250
Cost as at 6/30/2018	7,461,729	21,709,642	33,156,193	2,743,916	2,340,692	67,412,172
Depreciation						
Balance b/f	-	1,345,692	971,420	1,375,747	260,482	3,953,341
Translation Adjustments	-	7,209	5,204	7,370	1,395	21,178
Charge for the Period	-	232,963	243,677	2,027	28,514	507,181
Depreciation as at (6/30/2018)	-	1,585,865	1,220,300	1,385,144	290,391	4,481,700
NBV (6/30/18)	**7,461,729**	**20,123,777**	**31,935,893**	**1,358,772**	**2,050,301**	**62,930,472**
NBV (12/31/17)	**7,421,969**	**17,696,804**	**28,426,112**	**1,353,548**	**2,067,736**	**56,966,169**

*During the period ended June 30, 2018 the Company recorded $507,181 as depreciation expense on fixed assets.

Notes to Consolidated Financial Statements (Continued)
June 30, 2018

Note 6: Inventory
The Inventory represents the value of unsold tons of cocoa at various warehouse of the company as of June 30, 2018.

	GROUP		THE COMPANY	
	Unaudited 6 Month Period Ended June 30,2018	Audited Year Ended December 31, 2017	Unaudited 6 Month Period Ended June 30, 2018	Audited Year Ended December 31, 2017
	$	$	$	$
Goods for resale (merchandises)	29,932,838	31,642,143	-	-

Note7: Cash and Cash Equivalent

	GROUP Unaudited 6 Month Period Ended March 31,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30, 2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Banks, Postal Cheque, Cash	1,660,731	2,170,413	-	-

Note 8: Trade Receivables and Prepayments

As of June 30, 2018, all receivables are deemed to be recoverable.

	GROUP Unaudited 6 Month Period Ended June 30,2018 $	GROUP Audited Year Ended December 31, 2017 $	THE COMPANY Unaudited 6 Month Period Ended June 30, 2018 $	THE COMPANY Audited Year Ended December 31, 2017 $
Trade Debtors	4,868,485	4,303,831	-	-
Sundry Debtors	-	867,942	-	-
Advances & Prepayments	587,505	1,713,577	-	-
Recoverable VAT	-	19,682	-	-
Various Claim	1,013,546	410,246	-	-
	6,469,536	7,315,278	-	-

Note9: Trade Payables and Accruals

Trade payables and accruals include liabilities to vendors, government agency and social security in the normal course of business.

Trade Payables & Accruals	GROUP Unaudited 6 Month Period Ended June 30,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30, 2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Trade Payables	11,896,920	19,656,348	-	-
Other creditors	14,548,084	15,053,860	-	-
Tax payables	58,774	1,243,343	-	-
Social liabilities	13,047	11,959	-	-
	26,516,825	35,965,510	-	-

Note 10: Long term Financial Liabilities

Long term leasing from financial institution were obtained in the course of business and the balance as of June 30, 2018 are stated below.

	GROUP Unaudited 6 Month Period Ended June 30,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30, 2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Leasing liabilities and related contract	-	-	-	-
Long Term Borrowings	1,393,861	3,606,971	-	-

Notes to Consolidated Financial Statements (Continued) June 30, 2018

Note11: Short term Financial Liabilities

Short term loans include bank overdraft and advances obtained in the course of business from banks and the balances as of June 30, 2018 are stated below.

.

	GROUP	GROUP	THE COMPANY	THE COMPANY
	Unaudited 6 Month Period Ended June 30,2018	Audited Year Ended December 31, 2017	Unaudited 6 Month Period Ended June 30,2018	Audited Year Ended December 31, 2017
	$	$	$	$
Bank Overdraft	27,937,516	12,278,269	-	-
Bank Advances	-	10,120,193	-	-
	27,937,516	22,398,462	-	-

Note12: Common Stock

	GROUP Unaudited 6 Month Period Ended June 30,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30,2018	THE COMPANY Audited Year Ended December 31, 2017
Common Stock.00166634924 par value, 5,300,000,000 issued and authorized at 6/30/2018. 00166634924 par value, 5,300,000,000 issued and outstanding at 12/31/2017	8,831,651	8,831,651	-	-

Notes to Consolidated Financial Statements (Continued)
June 30, 2018

Note13: Revenue Reserve

	GROUP Unaudited 6 Month Period Ended June 30,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30,2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Balance as of 12/31/2017	30,856,368	20,490,567	-	-
Translation Adjustments	165,302	2,183,719	-	-
Profit/(Loss)for the year	3,877,392	8,182,082	-	-
Balance as of 6/30/2018	34,899,062	30,856,368	-	-

*The translation adjustments is the result of changes in translation rates as of June 30, 2018 (XAF560/$) and December 31, 2017 (XAF563/$).

Note14: Translation Adjustments

	GROUP Unaudited 6 Month Period Ended June 30,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30, 2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Common Stock	632,635	582,203	-	-
Revenue Reserve	165,302	2,183,719	-	-
Investment Grant & subsidies	11,718	210,670	-	-
Fixed Assets	6,486,412	(3,784,583)	-	-
Depreciation	21,178	268,845	-	-
	7,317,245	**(539,146)**	-	-

Notes to Consolidated Financial Statements (Continued) June 30, 2018

Note15: Investment, Grant and Subsidies

	GROUP Unaudited 6 Month Period Ended June 30,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30,2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Investment Grant and Subsidies	2,199,171	2,187,453	-	-

Note16: Revenue Segment

	GROUP Unaudited 6 Month Period Ended June 30,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30, 2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Sales of Merchandise	62,056,111	113,082,659	-	-

Notes to Consolidated Financial Statements (Continued) June 30, 2018

Note17: Cost of Sales

	GROUP Unaudited 6 Month Period Ended June 30,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30,2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Purchases of Merchandise	52,707,811	93,000,388	-	-

Note18: Other Revenue

	GROUP Unaudited 6 Month Period Ended June 30,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30,2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Other Revenue	7,926	-	-	-

Notes to Consolidated Financial Statements (Continued) June 30, 2018

Note19: Administrative Costs

	GROUP Unaudited 6 Month Period Ended June 30,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30,2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Personnel expenses	116,789	344,338	-	-
Other purchases	523,562	2,546,171	-	-
External services	1,707,648	1,819,857	-	-
Transport	489,284	585,858	-	-
Taxes & Levies	438,364	679,065	-	-
	3,275,647	5,975,289	-	-

Note 20: Finance and Other Charges:

	GROUP Unaudited 6 Month Period Ended June 30,2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30,2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Depreciation	507,181	1,161,820	-	-
Finance Charges	837,952	733,100	-	-
	1,345,133	1,894,920	-	-

Notes to Consolidated Financial Statements (Continued) June 30, 2018

Note 21: Analysis of Cash & Cash Equivalents

	GROUP Unaudited 6 Month Period Ended June 30, 2018	GROUP Audited Year Ended December 31, 2017	THE COMPANY Unaudited 6 Month Period Ended June 30,2018	THE COMPANY Audited Year Ended December 31, 2017
	$	$	$	$
Summary Bank Balances	1,660,731	2,170,413	-	-
Bank Overdraft	(27,937,516)	(13,314,141)	-	-
Bank Advances	-	(9,232,094)	-	-
	(26,276,785)	(20,375,822)	-	-

Note 22: Going Concern

These financial statements have been prepared on a going concern basis, which implies that AARON SPARKS INDUSTRIES CAMEROON S.A will continue to realize its assets and discharge its liabilities in the normal course of business. As of June 30, 2018, the Company had working capital of ($16,391,236) and an accumulated surplus of $34,899,062. The Company is expected to continue as a going concern given the ability exists to realize assets and discharge liabilities.

Note 23: Subsequent Events

The Company has evaluated events subsequent through the date the financial statements have been issued to assess the need for potential recognition or disclosure in this report. Such events were evaluated through the date these financial statements were available to be issued, as of June 30, 2018.

Entry into a Material Definitive Agreement

On September 12, 2018, AXM Pharma, Inc. a/k/a Aaron Sparks Industries, Inc. (the "Company") entered into an asset purchase agreement with Emmanuel Neossi. The transaction resulted in a reverse merger by ASIC into AXMP. Pursuant to the execution of the asset purchase agreement, on September 12, 2018, a total number of 10 billion restricted shares of the common stock of AXMP were issued to Emmanuel Neossi as an individual, which shares represent 99% of the total outstanding stock of AXMP in exchange for 100% of Aaron Sparks Industries Cameroon S.A. (ASIC), in Cameroon. The consummation of the merger resulted in AXM Pharma, Inc. a/k/a Aaron Sparks Industries, Inc., Florida corporation, surviving the merger. Mr. Neossi is now controlling 99% of AXM Pharma, Inc. a/k/a Aaron Sparks Industries, Inc.

Change of Control
The information required by this Item is set forth above

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 12, 2018 Emmanuel Neossi was appointed as Chairman of the Board of AXM Pharma, Inc. a/k/a Aaron Sparks Industries, Inc. Based upon the background and experience, Company principals believe that Mr. Neossi is eminently qualified to discharge the duties required for the officer and directorship of the Company.

Other Events
On September 12, 2018, the Company entered into an asset purchase agreement with Aaron Sparks Industries Cameroon S.A. (ASCI) a transaction that resulted in a reverse merger into AXM Pharma, Inc. The Company, because of the merger (will provide going forward in subsequent filings) consolidated financial audited statements which include audited year ending December 31, 2017 statements of ASCI and unaudited consolidated statements for the interim period ending September 30, 2018. The ASCI financial statements period ending June 30, 2018

On October 4, 2018, pursuant to the execution of the asset purchase agreement, Aaron Sparks Industries Cameroon S.A. was transferred to AXM Pharma, Inc. a/k/a Aaron Sparks Industries, Inc. a Florida Corporation and is a subsidiary of the Florida corporation.

The Company submitted initial documents to the Financial Industry Regulatory Authority ("FINRA") regarding this name change on September 25, 2018. FINRA is reviewing the Company's submissions.

The Company will announce the completion of FINRA's review and the effectiveness of the name change by filing a subsequent Form 8-K.